Earnings Release July 19, 2006

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward- looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2005, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Financial highlights Net income for Q2-2006 of $6.3 million EPS for Q2-2006 of $0.24 Growth of 34% in total loans and 48% in total deposits over Q2-2005 Business dynamics Exceptionally strong loan growth in competitive environment Increasing market share without sacrificing loan quality Resumption of good deposit growth, yet still less than rate of loan growth NIM increase constrained primarily by funding composition related to loan growth Credit quality, provision and charge-offs consistent with annual guidance Performance of certain new and developing businesses below our expectations

Performance Summary Net income for Q2-2006 at $6.3 million Decrease of 5% from Q1-2006 and 4% Q2-2005 EPS decline of 4% to $0.24 from Q1-2006 and Q2-2005 EPS unchanged versus Q2-2005 as adjusted for FAS 123R, with increase in 123R expense to $0.02 in Q2-2006 compared to $0.01 in Q1-2006 and Q2-2005 Growth in loans* Held for investment - 34% growth over Q2-2005; increase of 9% on linked-quarter basis Total loans - 36% growth over Q2-2005; increase of 10% on linked-quarter basis Growth in deposits* Demand deposits - 18% growth over Q2-2005; increase of 5% on linked-quarter basis Total deposits - 30% growth over Q2-2005; increase of 5% on linked-quarter basis Increase of net interest margin to 4.10% Increase of 22 bp over Q2-2005 and increase of 1 bp from Q1-2006 Improved earning asset mix - declining security position * Average balances

FINANCIAL REVIEW

Income Statement (in thousands) Q2-06 Q1-06 Q4-05 Q3-05 Q2-05 Net interest income $ 31,126 $ 28,721 $ 28,461 $ 26,958 $ 24,484 Provision for loan losses 2,250 - - - - Net interest income after provision for loan losses 28,876 28,721 28,461 26,958 24,484 Non-interest income 6,859 6,072 5,986 5,790 4,694 Non-interest expense 26,112 24,713 22,736 21,249 19,190 Income before income taxes 9,623 10,080 11,711 11,499 9,988 Income tax expense 3,282 3,437 3,966 3,915 3,401 Net income $ 6,341 $ 6,643 $ 7,745 $ 7,584 $ 6,587 Diluted EPS $ .24 $ .25 $ .29 $ .28 $ .25 Diluted EPS adjusted for FAS 123R $ .28 $ .27 $ .24 Key Ratios Net interest margin 4.10% 4.09% 4.13% 3.97% 3.88% EA/TA 93.6% 93.4% 93.6% 93.9% 94.0% ROA .78% 0.88% 1.04% 1.04% 0.97% Leverage 14.6x 14.0x 13.9x 13.5x 13.5x ROE 11.4% 12.2% 14.5% 14.4% 13.1% Efficiency 68.7% 71.0% 66.0% 64.9% 65.8%

Performance Evaluation Performance Drivers Net revenue growth of 9.2% from Q1-2006 Net interest income growth driven by exceptional growth in loan portfolio NIM improvement, but constrained by: Impact of rapid loan growth on funding composition Competitive pricing pressures, loan spreads to prime rate Contraction due to securities portfolio and modest amount of fixed-rate loans and leases Operating expense growth of 5.7% from Q1-2006 Total efficiency ratio slightly improved from Q1-2006 Expense growth nominal, excluding RML, insurance services and FAS 123R Expense/earning asset ratio still favorable FAS 123R expense increased in Q2-2006 to $0.02 from $0.01 in Q1-2006 Performance affected by conditions in new and developing lines of business (LOBs) Insurance services and leasing LOBs still in growth and development phase RML experiencing weakness due to housing market conditions and impact of higher rates on new mortgage growth Provision in quarter driven by loan growth and NCOs - variable in any particular quarter, but not inconsistent with previous guidance

Financial Summary (in thousands) Period End Period End Period End Q2 2006 Q1 2006 Q2 2005 Q2/Q1 % Change YOY % Change Loans held for investment $2,417,814 $2,263,007 $1,805,630 7% 34% Loans held for sale 164,493 130,285 120,708 26% 36% Total loans 2,582,307 2,393,292 1,926,338 8% 34% Securities 573,053 604,987 725,554 (5)% (21)% Demand deposits 532,130 481,410 475,516 11% 12% Total Deposits 2,922,494 2,463,719 1,971,005 19% 48% Total Assets 3,412,480 3,192,932 2,818,039 7% 21% Quarterly net income 6,341 6,643 6,587 (5)% *(4)% Quarterly diluted EPS .24 .25 .25 (4)% *(4)% * Year over year net income and EPS %'s remained unchanged versus Q2-2005 as adjusted for FAS 123R.

Financial Summary (in thousands) Averages Averages Averages Averages Q2 2006 Q1 2006 Q1 2006 Q2 2005 Q2/Q1 % Change YOY % Change Loans held for investment $2,360,189 $2,360,189 $2,168,410 $1,755,311 9% 34% Loans held for sale 137,289 137,289 102,030 84,497 35% 62% Total loans 2,497,478 2,497,478 2,270,440 1,839,808 10% 36% Securities 586,548 586,548 616,288 733,752 (5)% (20)% Demand deposits 468,449 468,449 445,012 397,266 5% 18% Total Deposits 2,528,355 2,528,355 2,410,133 1,945,457 5% 30% Total Assets 3,274,507 3,274,507 3,077,141 2,721,358 6% 20%

QTD Average Balances, Yields and Rates (in thousands) Q2 2006 Q2 2006 Q1 2006 Q1 2006 Q2 2005 Q2 2005 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 586,548 4.76% $ 616,288 4.65% $ 733,752 4.44% Fed funds sold & liquidity investments 1,108 5.79% 3,312 4.29% 3,716 2.70% Loans held for sale 137,289 12.31% 102,030 13.10% 84,497 13.75% Loans held for investment 2,360,189 8.32% 2,168,410 7.98% 1,755,311 6.48% Total loans, net of reserve 2,478,349 8.60% 2,251,542 8.28% 1,821,055 6.88% Total earning assets 3,066,005 7.87% 2,871,142 7.49% 2,558,523 6.18% Total assets $3,274,507 $3,077,141 $2,721,358 Liabilities and Stockholders' Equity Total interest bearing deposits $2,059,906 4.36% $1,965,121 3.98% $1,548,191 2.71% Other borrowings 439,230 4.78% 380,832 4.21% 545,896 2.85% Long-term debt 64,521 7.25% 46,394 7.24% 20,620 6.96% Total interest bearing liabilities 2,563,657 4.50% 2,392,347 4.08% 2,114,707 2.78% Demand deposits 468,449 445,012 397,266 Stockholders' equity 223,346 220,473 201,015 Total liabilities and stockholders' equity $3,274,507 3.52% $3,077,141 3.17% $2,721,358 2.16% Net interest margin 4.10% 4.09% 3.88%

Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 45% Total Deposit CAGR: 30% Loans Held for Investment CAGR: 26% 2001 2002 2003 2004 2005 Q2-2006 Loans Held for Investment 855 1003 1230 1565 2076 2418 2001 2002 2003 2004 2005 Q2-2006 Demand Deposits 136 239 302 398 512 532 Interest Bearing Deposits 750 858 1103 1392 1983 2390 2001 2002 2003 2004 2005 ($ in millions) Q2-2006 886 1,197 1,445 1,790 2,495 2,922

Revenue and Expense Growth Operating Revenue CAGR: 32% Net Interest Income CAGR: 31% Non-interest Income CAGR: 38% Non-interest Expense CAGR: 32% Net Interest Income Non-interest Income Non-interest Expense 2001 2002 2003 2004 2005 Q2-2006 Non Interest Expense 29432 35370 48430 57340 81030 101650 2001 2002 2003 2004 2005 Q2-2006 Net Interest Income 35055 42246 53155 74742 101571 119694 Non Interest Income 5983 8625 10892 13632 20649 25862 2001 2002 2003 2004 2005 ($ in thousands) 2006* 41,038 50,871 64,047 88,374 122,220 145,556 * 2006 annualized through 6/30/2006.

Credit Quality Credit quality remains strong Net charge-offs of $1.5 million in Q2-2006 Loss not inconsistent with full-year guidance Nature of business that losses can be variable on quarterly basis Losses relate to two specific credits - not indicative of general weakness in portfolio NCO ratio - only 7 bps for last 12 months, 26 bps in Q2 2006 Total NCOs for last 2 years $1.5 million, < 4bps Losses since inception approximately 10 bps Provision of $2.25 million Growth of portfolio plus NCO justified increase in reserve All actions consistent with historical methodology Reserve position remains high as multiple of historical NCOs and NPLs Non-accrual loans remain very low at 21 bps

Credit Quality Reserve / Loans .81% .91% 1.20% 1.44% 1.45% NPL to Loans .32% .41% .39% .83% .29% Reserve to NPL 2.5x 2.2x 3.1x 1.7x 5.0x Reserve to non-accruals 3.9x 3.3x 3.2x 1.7x 5.2x Non-accrual loans to loans .21% .27% .37% .83% .28% Net Charge-offs / Average Loans YTD Q2-2006 2005 2004 2003 2002

Earnings Guidance Revision in Earnings Guidance for 2006 Revising guidance to $29 million to $31 million from $30.5 million to $33 million Assumptions Growth in loans and deposits with increases > 20% Margin essentially flat without improvement in DDA funding mix Provision and NCOs consistent with previous guidance Improvement in contribution from new and developing lines of business, but not sufficient to overcome first-half performance Focused on investing in businesses that produce highest growth and returns No new lines of business anticipated

Closing Comments Closing comments Strong growth continues Economic outlook positive Confident of continued growth in 2006

Q & A